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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549
                       ----------------------------------

                                    FORM 8-K

                        ---------------------------------

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

         Date of report (Date of earliest event reported): June 22, 2005

                        ---------------------------------

                           CHROMCRAFT REVINGTON, INC.
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

                        --------------------------------

        Delaware                    1-13970                35-1848094
(State or other jurisdiction    (Commission File          (IRS Employer
    of incorporation)               Number)             Identification No.)



                          1100 North Washington Street
                              Delphi, Indiana 46923
          (Address of Principal Executive Offices, including Zip Code)

                                 (765) 564-3500
              (Registrant's Telephone Number, Including Area Code)

                        --------------------------------

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

[ ]     Written communications pursuant to Rule 425 under the Securities Act

[ ]     Soliciting material pursuant to Rule 14a-12 under the Exchange Act

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

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ITEM 1.01.  ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

         On June 22, 2005, Benjamin M. Anderson-Ray was named the Chief Executive Officer of Chromcraft Revington, Inc. (the "Company") and was appointed to the Company's board of directors. On the same day, the Company and Mr. Anderson-Ray entered into an Employment Agreement.

         The initial term of Mr. Anderson-Ray's employment under the Employment Agreement began on June 20, 2005 and will end on June 20, 2010. Upon the expiration of the initial term, the Employment Agreement will be automatically renewed on the same terms and conditions for successive one-year terms, unless Mr. Anderson-Ray's employment has been terminated earlier or either the Company or Mr. Anderson-Ray provides to the other a written non-renewal notice.

         Under the Employment Agreement, Mr. Anderson-Ray will serve as the Company's Chief Executive Officer and will have such other authority, duties and responsibilities as the Company's board of directors may from time to time prescribe that are consistent with his position as Chief Executive Officer of the Company. Mr. Anderson-Ray also will be elected Chairman of the Board by August 1, 2005. The board of directors is required to nominate Mr. Anderson-Ray as one of its director nominees to be considered for election at each annual meeting of stockholders during such period of time that Mr. Anderson-Ray is serving as the Company's Chief Executive Officer.

         Mr. Anderson-Ray's base salary will be not less than $375,000 per fiscal year (pro-rated for any partial year of employment). His sign-on bonus is $150,000, one-half of which has been paid to him and, unless Mr. Anderson-Ray's employment is terminated by the Company for cause or by Mr. Anderson-Ray without good reason, the remaining one-half will be paid on June 20, 2006.

         Mr. Anderson-Ray will be entitled to participate in all incentive compensation plans and programs generally available to executive officers of the Company and its subsidiaries, including, but not limited to, the Company's short term executive incentive plan (the "STIP") and its long term executive incentive plan and stock option plan (collectively, the "LTIP"). Subject to the attainment of the applicable performance factor, Mr. Anderson-Ray will receive a cash bonus of $175,000 under the STIP for the fiscal year ending December 31, 2005. For the fiscal year ending December 31, 2006 and each subsequent fiscal year during which he is serving as the Company's Chief Executive Officer pursuant to the Employment Agreement, the target award rate under the STIP for Mr. Anderson-Ray will be 100% of his base salary. For the 2005-07 performance period under the LTIP, Mr. Anderson-Ray will receive a grant of 42,000 shares of restricted common stock of the Company, which will vest upon achievement of all performance factors relating to this performance period. Mr. Anderson-Ray also will be reimbursed for certain relocation expenses and will receive an automobile allowance of $1,500 per month.

         The sole performance factor under the STIP for Mr. Anderson-Ray for the fiscal year ending December 31, 2005 is the requirement that Mr. Anderson-Ray make a presentation to the board of directors of the Company no later than December 31, 2005 on the following topics: a


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proposed strategic plan for the Company, an assessment of the key employees of the Company and its subsidiaries and an assessment of the competition affecting the Company's business. The performance factors under the LTIP for Mr. Anderson-Ray for the 2005-07 performance period have not yet been established.

         In addition to a non-renewal of the Employment Agreement as described above, Mr. Anderson-Ray's employment may be terminated (i) by the Company with or without cause, (ii) by Mr. Anderson-Ray with or without good reason, (iii) upon his death or disability, or (iv) by Mr. Anderson-Ray in the event of a change in control of the Company. If Mr. Anderson-Ray's employment is terminated by the Company for cause or by Mr. Anderson-Ray without good reason, the Company will pay Mr. Anderson-Ray a lump sum equal to his monthly base salary for three months. If his employment is terminated by the Company without cause or by Mr. Anderson-Ray for good reason, the Company will pay Mr. Anderson-Ray (i) an amount (payable in twelve equal monthly installments) equal to $550,000 if his last day of employment is on or prior to December 31, 2006, or (ii) an amount (payable in twenty-four equal monthly installments) equal to two times his base salary plus two times the average of the awards paid to him under the STIP in the two fiscal years ended immediately preceding his last day of employment (but in no event greater than two times the average of the target award amounts under the STIP for such two year period) if his last day of employment is after December 31, 2006. If Mr. Anderson-Ray terminates his employment under certain circumstances upon a change in control of the Company, the Company will pay Mr. Anderson-Ray an amount (payable in twenty-four equal monthly installments) equal to two times his base salary plus two times the average of the awards paid to him under the STIP in the two fiscal years ended immediately preceding his last day of employment (but in no event greater than two times the average of the target award amounts under the STIP for such two year period).

         If the Company determines not to renew the Employment Agreement, it will pay him an amount (payable in twenty-four equal monthly installments) equal to two times his base salary plus two times the average of the awards paid to him under the STIP in the two fiscal years ended immediately preceding his last day of employment (but in no event greater than two times the average of the target award amounts under the STIP for such two year period). If Mr. Anderson-Ray determines not to renew the Employment Agreement, the Company will pay him an amount (payable in twelve equal monthly installments) equal to his base salary plus the average of the awards paid to him under the STIP in the two fiscal years ended immediately preceding his last day of employment (but in no event greater than the average of the target award amounts under the STIP for such two year period).

         In addition, the monthly severance payments described above which are payable over a period of time that is twelve months or longer could be reduced or eliminated entirely if Mr. Anderson-Ray obtains a position with an unrelated entity prior to or during the period of time that severance payments are being paid or if Mr. Anderson-Ray breaches any of his covenants in the Employment Agreement. Upon any termination of Mr. Anderson-Ray's employment, his vested and unvested incentive compensation awards will be distributed, paid or exercisable as provided in the Employment Agreement, unless expressly provided otherwise in the STIP or the LTIP or in a written agreement between the Company and Mr. Anderson-Ray relating to awards under the STIP or the LTIP.


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         While Mr. Anderson-Ray is employed by the Company and for a period of two years thereafter, the Employment Agreement prohibits Mr. Anderson-Ray from competing against the Company or its subsidiaries, from soliciting its customers or employees and from requesting any customer, supplier, vendor or others doing business with the Company or its subsidiaries to change their relationship with the Company or its subsidiaries.

         The foregoing brief description of material terms of the Employment Agreement does not purport to be complete and is qualified in its entirety by reference to the Employment Agreement, a copy of which is filed as Exhibit 10.1 to this Form 8-K.

ITEM 5.02. DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF PRINCIPAL OFFICERS.

         On June 22, 2005, Mr. Anderson-Ray was named the Chief Executive Officer of the Company and was appointed to the Company's board of directors. A brief description of material terms of the Employment Agreement between the Company and Mr. Anderson-Ray and of any arrangement or understanding pursuant to which Mr. Anderson-Ray was appointed to the Company's board of directors are provided in Item 1.01 above.

ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS.

       (c)           Exhibits.

       10.1 Employment Agreement dated June 22, 2005 between Chromcraft Revington, Inc. and Benjamin M. Anderson-Ray






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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

         Date:  June 28, 2005

                                      CHROMCRAFT REVINGTON, INC.

                                      By:  /s/ Frank T. Kane
                                           -----------------------------------
                                            Frank T. Kane
                                            Vice President - Finance and
                                            Chief Financial Officer












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                                  EXHIBIT INDEX


Exhibit
Number                Description


10.1                  Employment Agreement dated June 22, 2005 between
                      Chromcraft Revington, Inc. and Benjamin M. Anderson-Ray
















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